Tangible Equity Units	9 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Tangible Equity Units

10. Tangible Equity Units

In July 2019, the Company completed its offering of 5,750,000 TEUs. Total proceeds, net of underwriting discounts, were $278,875. Each TEU, which has a stated amount of $50, is comprised of a stock purchase contract and a senior amortizing note due June 30, 2022. The Company allocated the proceeds from the issuance of the TEUs to equity and debt based on the relative fair values of the respective components of each TEU. The value allocated to the stock purchase contracts is reflected net of issuance costs in additional paid in capital. The value allocated to the senior amortizing notes is reflected in debt on the accompanying balance sheet, with payments expected in the next twelve months reflected in current maturities of long-term debt. Issuance costs, reflected as a reduction of the face amount of the amortizing notes, are being accreted to the face amount of the debt under the effective interest method.

The aggregate values assigned upon issuance of the TEUs, based on the relative fair value of the respective components of each TEU, were as follows:

	Equity Component	Debt Component	Total
Price per TEU	$41.7622	$8.2378	$50.00
Gross proceeds	240,133	47,367	287,500
Issuance costs	(7,204)	(1,421)	(8,625)

Net proceeds	$232,929	$45,946	$278,875

Each senior amortizing note has an initial principal amount of $8.2378 and bears interest at 5.5% per year. On each March 30, June 30, September 30 and December 30, the Company pays equal quarterly cash installments of $0.7500 per amortizing note (except for the September 30, 2019 installment payment, which was $0.7417 per amortizing note). Each installment constitutes a payment of interest and partial payment of principal. The carrying value and fair value of the senior amortizing notes as of December 31, 2019 was $38,626 and $40,365, respectively. Unless settled earlier, each purchase contract will automatically settle on June 30, 2022. The Company will deliver between a minimum of 18,429,325 shares and a maximum of 22,115,075 shares of the Company’s common stock, subject to adjustment, based on the Applicable Market Value (as defined below) of the Company’s common stock as described below:

•	If the Applicable Market Value is greater than $15.60 per share, holders will receive 3.2051 shares of common stock per purchase contract.

•

If the Applicable Market Value is less than or equal to $15.60 per share but greater than or equal to $13.00 per share, the holder will receive a number of shares of the Company’s common stock per purchase contract equal to $50, divided by the Applicable Market Value; and

•	If the Applicable Market Value is less than $13.00 per share, the holder will receive 3.8461 shares of common stock per purchase contract.

The Applicable Market Value is defined as the arithmetic average of the volume weighted average price per share of the Company’s common stock over the twenty consecutive trading day period immediately preceding the balance sheet date, or June 30, 2022, for settlement of the stock purchase contracts.

The TEUs have a dilutive effect on the Company’s net income (loss) per share. The 18,429,325 minimum shares to be issued are included in the calculation of basic net income (loss) per share. The difference between the minimum shares and the maximum shares are potentially dilutive securities, and accordingly, are included in the Company’s diluted net income (loss) per share on a pro rata basis to the extent the Applicable Market Value is higher than $13.00 but is less than $15.60 at period end.